Putnam
PanAgora Risk Parity
Fund

Summary prospectus

12 | 30 | 21

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS R	CLASS R6	CLASS Y
	PPRPX	PPRLX	PPRNX	PPROX	PPRWX	PPRYX

Putnam PanAgora Risk Parity Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 12/30/21, are incorporated by reference into this summary prospectus.

Goal

Putnam PanAgora Risk Parity Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 26 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.75%	0.25%	0.54%	0.08%	1.62%	(0.24)%	1.38%
Class B	0.75%	1.00%	0.54%	0.08%	2.37%	(0.24)%	2.13%
Class C	0.75%	1.00%	0.54%	0.08%	2.37%	(0.24)%	2.13%
Class R	0.75%	0.50%	0.54%	0.08%	1.87%	(0.24)%	1.63%
Class R6	0.75%	N/A	0.55%	0.08%	1.38%	(0.24)%	1.14%
Class Y	0.75%	N/A	0.54%	0.08%	1.37%	(0.24)%	1.13%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	A deferred sales charge on class B shares may apply to certain redemptions of shares purchased by exchange from another fund.
***	This charge is eliminated after one year.
†	Includes management fee payable to Putnam Management by the fund’s wholly-owned subsidiary. The management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$707	$1,035	$1,384	$2,367
Class B	$716	$1,017	$1,444	$2,501
Class B (no redemption)	$216	$717	$1,244	$2,501
Class C	$316	$717	$1,244	$2,501
Class C (no redemption)	$216	$717	$1,244	$2,501
Class R	$166	$565	$989	$2,171
Class R6	$116	$413	$732	$1,637
Class Y	$115	$410	$727	$1,625

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 0%. However, the fund’s turnover rate is calculated without regard to transactions involving certain short-term instruments or derivatives. If such transactions were included in the calculation, the fund would have a higher turnover rate.

Investments, risks, and performance

Investments

The fund pursues an investment strategy designed to generate returns from investing in a combination of asset classes with diversified risk characteristics. The fund strategically allocates its investments among equities, fixed-income instruments and commodities in an effort to participate in periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

In allocating the fund’s assets among the different asset classes, PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund, employs a proprietary “risk parity” approach, which relies on quantitative models and information and data inputs to those models to seek to diversify the fund’s portfolio risks across and within asset classes. When allocating investments across asset classes, the fund generally allocates a greater portion of its assets to asset classes PanAgora views as having lower risk, such as developed market bonds, than to asset classes PanAgora views as having higher risk, such as global equities. In its “neutral” position, the fund’s assets are generally strategically allocated among the different asset classes so that the anticipated contribution of each asset class to the overall risk of the fund will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, PanAgora may seek different risk contributions from time to time, including in response to market conditions. When allocating investments within each asset class, PanAgora’s risk parity approach seeks to diversify the fund’s risk exposures across a variety of factors, including industry sectors, geographies, companies and commodity types.

The fund will gain exposure to different areas of risk either through direct investment or through derivative instruments, primarily including forwards, futures, and swaps, but which may also include, but are not limited to, options. The fund may invest without limit in equity securities, including, but not limited to, global developed markets large-cap equities, emerging markets equities, and U.S. small and mid-cap equities. The fund may additionally invest in fixed-income securities of any credit quality, duration or maturity (including, but not limited to, U.S and non-U.S. sovereign bonds, global inflation-linked government bonds (including Treasury Inflation Protected Securities), and investment-grade corporate bonds), commodities (including through, but not limited to, commodity-linked notes and commodity-related derivative instruments (primarily commodity futures and swaps on commodity futures)), exchange-traded funds (“ETFs”), exchange-traded notes, and emerging markets and other currencies (including through cash bonds and currency forwards). These asset classes offer different return potential and exposure to different investment risks.

While the fund normally does not engage in borrowing, the fund typically uses derivatives to a significant extent and may take “short” derivatives positions.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

The fund may invest directly in the asset classes referenced above, or it may do so indirectly through its wholly-owned and controlled subsidiary, which, like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. Generally, the subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

Risks

It is important to understand that you can lose money by investing in the fund.

There can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The fund’s efforts to strategically allocate its investments among and within asset classes may be unsuccessful and may hurt performance, and efforts to diversify risk through the use of leverage may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the fund. Investments made based on quantitative models may perform differently from the market as a whole.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. These risks are generally greater for small and midsize companies.

The fixed income securities in which the fund invests (whether directly or indirectly through derivatives) are subject to interest rate risk, which is the risk that the value of those investments is likely to fall if interest rates rise. The fund’s investments in fixed income securities also are subject to credit risk, which is the risk that the issuer of the fixed income security may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for the fund’s investments in longer-term fixed income securities, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative and can be more sensitive to changes in markets, credit conditions and interest rates.

The value of the inflation-protected securities to which the fund is exposed generally declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Future regulatory developments may impact the fund’s ability to invest in commodity-linked instruments.

The fund’s investments in forwards, futures, swaps, and other derivatives are subject to losses caused by unanticipated market movements, and there may be imperfect correlation between price movements of a derivative and price movements of the security or other asset for which the derivative is intended as a substitute. Derivatives may be difficult to value and may increase the fund’s transaction costs. Derivatives also involve the risk of the potential inability to terminate or sell the derivatives positions. Derivatives can significantly increase the fund’s exposure to credit and counterparty risks. Derivatives, particularly over-the-counter instruments, involve the risk of the potential failure of the other party to the derivative to meet its obligations. Derivatives are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell its investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

The fund’s use of derivatives also increases its risks by increasing investment exposure (which may be considered leverage). Leveraging may cause the fund’s performance to be more volatile, may expose the fund to losses in excess of the amounts invested, and may require the fund to liquidate portfolio securities when it may not be advantageous to do so, to satisfy its obligations or to meet segregation requirements.

The fund’s use of “short” derivatives positions may have the effect of economic leverage, which magnifies investment exposure, and may result in losses if the underlying assets appreciate in value.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

A fund that invests in (or provides exposure to) fewer issuers or that makes large investments in (or provides large amounts of exposure to) a small number of issuers is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities to which it has exposure.

An investment in an investment company or ETF involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. The fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

By investing in the subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the subsidiary to operate as described in this prospectus and could adversely affect the fund.

There is no guarantee that the investment techniques, analyses, or judgements that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as the other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Year-to-date performance through 9/30/21	–1.33%
Best calendar quarter Q1 2019	10.37%
Worst calendar quarter Q1 2020	–6.53%

Average annual total returns after sales charges (for periods ended 12/31/20)

Share class	1 year	Since Inception (9/20/17)
Class A before taxes	7.40%	6.48%
Class A after taxes on distributions	5.74%	4.30%
Class A after taxes on distributions and sale of fund shares	5.08%	4.27%
Class B before taxes	8.06%	6.84%
Class C before taxes	12.07%	7.62%
Class R before taxes	13.64%	8.17%
Class R6 before taxes	14.14%	8.66%
Class Y before taxes	14.24%	8.69%
Putnam PanAgora Risk Parity Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI ACWI (ND) Index)	12.34%	9.01%
Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI (ND), 50% of which is the Bloomberg U.S. Long Treasury Index*, and 15% of which is the S&P GSCI®.
*	Source: Bloomberg Index Services Limited
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-Advisor

PanAgora Asset Management, Inc.

Portfolio managers

Edward Qian
Chief Investment Officer & Head
of Research, Multi Asset, portfolio
manager of the fund since 2017

Bryan Belton
Managing Director, Multi Asset,
portfolio manager of the fund
since 2017

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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